CONSULTING AGREEMENT

     This Consulting Agreement dated August 1, 2000 ("Agreement") is by and between, BERENS INDUSTRIES, INC., a Nevada corporation ("Company") and MANFRED STERNBERG, an individual ("Consultant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Consultant desires to provide certain consulting services to the Company; and

          WHEREAS, the Company and Consultant desire to set forth in writing the terms and conditions of their agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

     1.     Engagement.  Subject  to the terms and provisions of this Agreement,
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the  Company  hereby  affirms  the  engagement  of Consultant, as an independent contractor,  to  provide  consulting  services.

     2.     Compensation.  For  certain services performed by Consultant for the
            ------------
Company, the Company will issue to Consultant 10,000 shares of common stock of the Company pursuant to a S-8 Registration Statement.

     3.     Status  Reports.  At the Company's written request, Consultant shall
            ---------------
prepare and submit to the Company a written status report describing the status of any sales of the Company Common Stock sold hereby.

     4.     Term.  The  term of this Agreement shall commence on the date herein
            ----
and  shall  continue  at  will.

     5.     Miscellaneous.
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          (a)     Assignment.  All  of  the  terms, provisions and conditions of
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     this Agreement  shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned or transferred by either party, nor shall any interest herein be assigned, transferred, pledged or hypothecated by either party without the prior written consent of the other party.

          (b)     Applicable  Law.  This  Agreement  shall  be  construed  in
                  ---------------
     accordance  with  and  governed  by  the  laws  of  the  State  of  Texas.

          (c)     Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
                  --------------------------------------------
     constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.


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     IN  WITNESS  WHEREOF, the parties hereto have executed this Agreement as of the  day  and  year  first  written  above.

                              BERENS  INDUSTRIES,  INC.



                              By:
                                   ----------------------------
                                   Marc  I.  Berens,  PRESIDENT


                              MANFRED  STERNBERG



                              ______________________________


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